EXHIBIT 10.2
EXECUTION VERSION

AMENDMENT NO. 1 AND WAIVER TO
LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 1 AND WAIVER TO LIMITED LIABILITY COMPANY AGREEMENT (this "Amendment"), is made and entered into as of August 12, 2011, by and among MERIDIAN SPEEDWAY, LLC, a Delaware limited liability company ("MSLLC"), KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), KCS HOLDINGS I, Inc., a Delaware corporation ("KCS Holdings"), and THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY, an Alabama corporation ("AGS"), with reference to the following facts:
A.    MSLLC, KCS, KCS Holdings and AGS are parties to that certain Limited Liability Company of Meridian Speedway, LLC dated as of May 1, 2006 (as amended, the "Company Agreement").
B.    Pursuant to Section 8.1 of the Company Agreement, the Company Agreement may be amended by a written agreement executed by all of the parties thereto.
C.    On even date herewith, MSLLC, KCS, The Kansas City Southern Railway Company ("KCSR") and Norfolk Southern Railway Company entered into Amendment No. 1 to Operating Agreement, pursuant to the terms of which the parties thereto agreed to the recasting of the year end 2009, first quarter 2010 and second quarter 2010 financial statements of MSLLC.
D.    The parties hereto desire to authorize the date of the recasting of said financial statements and also desire to amend Section 7.2(b) of the Company Agreement to provide additional time for the Company to issue its financial statements due to the practical inability to comply with the current timeframe required by Section 7.2(b) of the Company Agreement.
E.    The parties have determined that it is in the best interest of all parties that the Company Agreement be amended as set forth herein.
NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Defined Terms.
Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Company Agreement.
2.Amendment.
The first sentence of Section 7.2(b)(i) of the Company Agreement is hereby amended by deleting the number "45" contained therein and inserting the number "120" in lieu thereof. The first sentence of Section 7.2(b)(ii) of the Company Agreement is hereby amended by deleting the number "30" contained therein and inserting the number "75" in lieu thereof.
3.Issuance of 2009 and 2010 Financial Statements.
Notwithstanding the terms of Section 7.2(b)(i) of the Company Agreement, each member hereby agrees that the financial statements for the Company for the years ended December 31, 2009 and December 31, 2010, and for the quarters ended March 31, 2011 and June 30, 2011, shall be issued as soon as practicable following completion of the third party audit of the Revenue Factor (as defined in the NSR Joint Use Agreement) requested by MSLLC on May 12, 2011.
4.Waiver of Failure to Timely Deliver Financial Statements.
Each party hereto hereby waives any rights it may have or may have had with respect to any prior failure by the Company, or by KCS or KCSR, to deliver financial statements of the Company (including the financial statements for the years ended December 31, 2009 and December 31, 2010, and for the quarters ended March 31, 2011 and June 30, 2011) in accordance with the terms of the Company Agreement.

5.	Effective Date.
This Amendment shall be effective as of the date of this Amendment.

6.	Limitation of Amendments.
The amendment set forth in Section 2 above is effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Company Agreement, (b) otherwise prejudice any right or remedy that any party to the Company Agreement may now have or may have in the future under or on in connection with the Company Agreement, or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Company Agreement.

7.	Counterparts.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Limited Liability Company Agreement as of the date first above written.

MERIDIAN SPEEDWAY, LLC

By:     /s/ David L. Starling
Name: David L. Starling
Title: President

KANSAS CITY SOUTHERN

By: /s/ David L. Starling
Name: David L. Starling
Title: President & CEO

KCS HOLDINGS I, INC.

By: /s/ David L. Starling
Name: David L. Starling
Title: President

THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY

By: /s/ Deborah H. Butler
Name: Deborah H. Butler
Title: Vice President